                                                                    Exhibit 21.1
                                                                    ------------

                                 SUBSIDIARIES
                                      OF
                            PROLOGIS TRUST, ET. AL.


                                                                               Jurisdiction
                  Name of Entity                                              of Organization
                  --------------                                              ---------------
1440 Goodyear Partners................................................        Texas

International Industrial Investments Incorporated.....................        Maryland

Red Mountain Joint Venture............................................        Texas

ProLogis-Alabama (1) Incorporated.....................................        Maryland

ProLogis-Alabama (2) Incorporated.....................................        Maryland

ProLogis Development Services Incorporated............................        Delaware

SCI-DS Mexico Incorporated............................................        Maryland

ProLogis Houston Holdings, Inc........................................        Delaware

ProLogis IV, Inc......................................................        Delaware
(Corporate General Partner)

ProLogis Limited Partnership-I........................................        Delaware

ProLogis Limited Partnership-II.......................................        Delaware

ProLogis Limited Partnership-III......................................        Delaware
(d/b/a SC Industrial Partners Limited Partnership)

ProLogis Limited Partnership-IV.......................................        Delaware

SCI Mexico Industrial Trust...........................................        Maryland

ProLogis-North Carolina (1) Incorporated..............................        Maryland

ProLogis-North Carolina (2) Incorporated..............................        Maryland

ProLogis-North Carolina Limited Partnership...........................        Delaware

ProLogis Alabama Industrial Trust.....................................        Alabama

ProLogis Management Incorporated......................................        Delaware

ProLogis International Incorporated (industrial
warehousing; forty-two subsidiaries in foreign countries..............        Delaware

Prologis b.v. and subsidiary..........................................        Netherlands

Frigoscandia S.A. (refrigerated warehousing;
thirty-seven subsidiaries in foreign countries).......................        Luxembourg

ProLogis Logistics Services Incorporated (refrigerated warehousing)...        Delaware

Garonor Holdings S.A. (industrial warehousing;
three subsidiaries in foreign countries)..............................        Luxembourg

Kingspark Holding S.A. (industrial development;
twenty-one subsidiaries in foreign countries).........................        Luxembourg